Exhibit 10.1

AMENDMENT NO. 27 TO MANUFACTURING SUPPLY AGREEMENT

This amendment to the Manufacturing Supply Agreement (the “Amendment No. 27”) is dated January 1, 2026 (the “Amendment No. 27 Effective Date”) and is between INTUITIVE SURGICAL SARL, a Swiss corporation located at 1 Chemin des Muriers, 1170 Aubonne, Switzerland (“Intuitive”) and DAS MEDICAL INTERNATIONAL SRL (A SUBSIDIARY OF DAS MEDICAL HOLDINGS LLC), (“Seller”).

Intuitive and Seller have entered into the Manufacturing Supply Agreement with the Effective Date of April 25, 2014, as amended (the “Agreement”). The parties hereby wish to amend certain terms of the Agreement.

The parties therefore agree as follows:

1.Definitions. Defined terms used but not defined in this Amendment No. 27 are as defined in the Agreement.

2.New Exhibit A. Exhibits A, A-1, A-2, A-3, A-4, and A-5 of the Agreement are hereby deleted in their entirety and replaced by Exhibits A, A-1, A-2, A-3, A-4, and A-5 attached to this Amendment No. 27.

3.Section 16 (Term and Termination) will be amended as follows:

(a)The following sentence will be added to Section 16(a): Notwithstanding the foregoing paragraph, the Parties agree to renew this Agreement for a period of four (4) years commencing on January 1, 2024, and expiring on December 31, 2027 (the “2027 Amended Renewal Term”). The Parties agree to extend this Agreement for an additional two (2) years, covering calendar years 2028 and 2029 (“Extended Term”). Thereafter, the Parties agree to negotiate Product pricing in good faith at [***] prior to any annual renewal, and if the Parties mutually agree on Product pricing, the Agreement will renew for annual increments as provided in this Section 16(a) of the Agreement.”
(b)[***]

4.Except as specifically provided for in this Amendment No. 27, all of the terms of the Agreement will remain in full force and effect. In the event of a conflict or inconsistency between the terms of this Amendment No. 27 and the Agreement or any other amendment thereto, the terms of this Amendment No. 27 will prevail.

THE PARTIES HEREBY execute this Agreement as of the Effective Date.

ACCEPTED BY:	ACCEPTED BY: SELLER

INTUITIVE SURGICAL SÀRL	DAS MEDICAL INTERNATIONAL SRL

By: /s/ David Chenaux	By: /s/ Daniel Lee

Name: David Chenaux	Name: Daniel Lee

Title: Managing Director	Title: President

Date: February 11, 2026	Date: February 19, 2026

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].
EXHIBIT A
PRODUCT LIST and PRICING
[***]

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].
EXHIBIT A-1
[***]

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].
EXHIBIT A-2
[***]

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].
EXHIBIT A-3
[***]

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].
EXHIBIT A-4
[***]

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].
EXHIBIT A-5
[***]